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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-21093.



/s/ Arthur Andersen, LLP
Seattle, Washington,
  June 25, 1997